SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                FORM 8-K

                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported): August 6, 2013

                            TECHNE CORPORATION
             (Exact Name of Registrant as Specified in Charter)


       Minnesota                     0-17272             41-1427402
(State or Other Jurisdiction       (Commission         I.R.S. Employer
of Incorporation)                  File Number)      Identification No.)

                614 Mckinley Place NE
                   Minneapolis, MN                       55413
       (Address of Principal Executive Offices)       (Zip Code)

     Registrant's telephone number, including area code:  (612) 379-8854

                              Not Applicable
      (Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act 17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

A copy of the press release issued by Techne Corporation on August 6, 2013, describing the results of operations for the quarter and fiscal year ended June 30, 2013 and its financial condition as of June 30, 2013, is attached hereto as Exhibit 99.1.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.


Item 9.01 Financial Statements and Exhibits

     (d) Exhibits

         99.1 Press Release dated August 6, 2013.







                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 6, 2013                 TECHNE CORPORATION
                                      By: /s/ Charles R. Kummeth
                                      ---------------------------
                                      Name:  Charles R. Kummeth
                                      Title: Chief Executive Officer




                          EXHIBIT INDEX

    Exhibit No. Description
    ----------- -----------
       99.1     Press release of Techne Corporation dated August 6, 2013.